UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2014

Lehigh Gas Partners LP

(Exact name of registrant specified in its charter)

Delaware	001-35711	45-4165414
(State or Other Jurisdiction	(Commission	(IRS Employer
Of Incorporation)	File Number)	Identification No.)

645 West Hamilton Street, Suite 500

Allentown, PA 18101

(Address of principal executive offices, zip code)

(610) 625-8000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 (this “Amendment”) amends the Current Report on Form 8-K for Lehigh Gas Partners LP (referred to herein as the “Partnership”)), originally filed with the Securities and Exchange Commission (the “SEC”) on May 1, 2014 (the “Original Filing”), solely for the purpose of adding the disclosure required by Item 9.01 (a) and (b) which was inadvertently omitted from the Original Filing. Except as described herein, no other changes have been made to the Original Filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

To be filed by amendment. The registrant hereby undertakes to file the financial statements required to be filed in response to this item on an amendment to its Current Report on Form 8-K no later than 75 calendar days after April 30, 2014.

b) Pro Forma Financial Information.

To be filed by amendment. The registrant hereby undertakes to file the financial information required to be filed in response to this item on an amendment to its Current Report on Form 8-K no later than 75 calendar days after April 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lehigh Gas Partners LP
	By:	Lehigh Gas GP LLC
its general partner

Dated: May 2, 2014	By:	/s/ Frank M. Macerato
	Name:	Frank M. Macerato
	Title:	General Counsel, Secretary and Chief Compliance Officer

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